UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)

(415) 489-4940
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2024, in connection with the effectiveness of certain Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the "DGCL"), and a periodic review of the bylaws of DocuSign, Inc. (the "Company"), the Company’s board of directors (the "Board") approved and adopted the Company’s amended and restated bylaws (the "Amended and Restated Bylaws"), which became immediately effective.
Among other things, the amendments effected by the Amended and Restated Bylaws:
•revise certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the DGCL;
•update certain provisions related to the conduct of stockholder meetings, including clarifying that the presiding person of a stockholder meeting may set additional attendance or other procedures for meeting attendees and Rule 14a-8 proponents;
•establish a majority voting standard for non-contested director elections;
•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”) (e.g., providing that stockholders delivering a notice of nomination certify to the Company in writing that they have complied with the Universal Proxy Rules requirements, providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements, requiring a stockholder providing notice pursuant to the advance notice bylaws to inform the Company if a stockholder no longer plans to solicit proxies in accordance with the Universal Proxy Rules, and requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting, etc.);
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;
•amend the notice provisions to reflect amendments to the DGCL, including relating to electronic transmission of notices to stockholders;
•update provisions related to board number and term, classification, and director vacancies to refer to the Company’s certificate of incorporation regarding such topics;and
•revise the indemnification provisions, including among other things, (1) indemnifying directors and executive officers who were successful on the merits or in defense in any proceeding, and (2) clarifying when indemnification is subject to satisfaction of a standard of conduct.
The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes, including changes to align with the language used in certain provisions of the DGCL and the Universal Proxy Rules.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of DocuSign, Inc.(as amended and restated on March 5, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2024

DOCUSIGN, INC.

By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Chief Legal Officer